Property, plant and equipment	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Property, plant and equipment
13.	Property, plant and equipment

	Oyu Tolgoi
Year Ended December 31, 2019	Mineral property interests	Plant and equipment (b)	Capital works in progress	Other capital assets	Total

Net book value:

January 1, 2019 as previously reported	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

Impact of change in accounting policy (Note 2)	-	14,431	-	-	14,431

January 1, 2019 restated	$799,113	$3,277,878	$4,775,745	$-	$8,852,736

Additions	56,083	430	1,299,162	1,131	1,356,806

Interest capitalized (Note 7)	-	-	396,922	-	396,922

Changes to decommissioning obligations	(32,688)	-	-	-	(32,688)

Depreciation for the period	(46,985)	(144,825)	-	(81)	(191,891)

Impairment charges (c)	(52,007)	(180,192)	(364,707)	-	(596,906)

Disposals and write offs	-	(2,184)	(148)	-	(2,332)

Transfers and other movements	-	175,224	(175,224)	-	-

December 31, 2019	$723,516	$3,126,331	$5,931,750	$1,050	$9,782,647

Cost	1,270,641	4,840,318	6,296,457	1,131	12,408,547

Accumulated depreciation / impairment	(547,125)	(1,713,987)	(364,707)	(81)	(2,625,900)

December 31, 2019	$723,516	$3,126,331	$5,931,750	$1,050	$9,782,647

Non-current assets pledged as security (a)	$723,516	$3,126,331	$5,931,750	$-	$9,781,597

	Oyu Tolgoi
Year Ended December 31, 2018	Mineral property interests	Plant and equipment	Capital works in progress	Other capital assets	Total

Net book value:

January 1, 2018	$834,310	$3,197,491	$3,315,171	$-	$7,346,972

Additions	21,137	-	1,328,927	-	1,350,064

Interest capitalized (Note 7)	-	-	334,668	-	334,668

Depreciation for the period	(56,334)	(133,070)	-	-	(189,404)

Disposals and write offs	-	(3,995)	-	-	(3,995)

Transfers and other movements	-	203,021	(203,021)	-	-

December 31, 2018	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

Cost	1,247,246	4,729,132	4,775,745	1,152	10,753,275

Accumulated depreciation	(448,133)	(1,465,685)	-	(1,152)	(1,914,970)

December 31, 2018	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

Non-current assets pledged as security (a)	$799,113	$3,263,447	$4,775,745	$-	$8,838,305

(a)
In addition to property, plant and equipment, at December 31, 2019 current and non-current
inventory of $175.7 million (December 31, 2018 - $243.0 million) and $29.0 million (December 31, 2018 - $18.7 million) respectively, and cash at bank and on hand of $86.2 million (December 31, 2018 - $124.0 million) are pledged as security for the project finance facility.

(b)	Plant and equipment comprises owned and leased assets :

December 31, 2019

Plant and equipment owned	$9,773,937
Right of use assets	8,710
$9,782,647
The Company leases certain assets including warehouse and office facilities as well as transportation equipment, substantially all at Oyu Tolgoi. Information about leases for which the Company is a lessee is presented below:

Plant and Equipment
January 1, 2019	$14,431
Additional lease post transition date	1,561
Depreciation for the period	(7,282)
December 31, 2019	$8,710
(c)
Impairment charges
(i) At June 30, 2019
On July 15, 2019, the Company provided an update on the Oyu Tolgoi underground project summarizing preliminary estimates for increased capital expenditure for project development and a schedule delay to first sustainable production. These preliminary estimates indicated that first sustainable production could be delayed by 16 to 30 months compared to the original feasibility study guidance in 2016 and that development capital expenditure for the project may increase by $1.2 billion to $1.9 billion over the $5.3 billion previously disclosed. Together, these matters were identified as an indicator of impairment at the Oyu Tolgoi cash generating unit level at June 30, 2019.
The recoverable amount is the higher of Oyu Tolgoi’s VIU and its FVLCD. The recoverable amount was determined by a FVLCD model using discounted post-tax
cash flows in line with the Company’s accounting policy for impairment of non-current
assets set out in Note 2 (k).
The recoverable amount of the Oyu Tolgoi cash generating unit was classified as level 3 under the fair value hierarchy. In arriving at FVLCD, post-tax
cash flows expressed in real terms were estimated based on detailed life-of-mine
plans and discounted using a
post-tax
real discount rate of 8.3%, and incorporated the range of additional project development capital and schedule delay estimates disclosed above. Long-term forecast copper price of $3.13 per pound and gold price of $1,320 per ounce were estimated using industry analyst consensus forecasts. The cash flows reflected in the FVLCD model incorporated a portion of material classified as mineral resources, which contributed approximately 20% of the total recoverable amount.

The recoverable amount was calculated taking into account a number of mine design options. As studies progress, this will lead to the selection of a preferred development option with detailed cost, scheduling, and production assumptions, which may lead to a change in recoverable amount. The recoverable amount also included high-level risk adjustments to net cash flows to reflect the inherent uncertainty of assumptions for development capital, schedule and mineral resources.
The Company’s assessment of FVLCD resulted in a recoverable amount of $8.7 billion compared to a carrying value of $9.3 billion at June 30, 2019, resulting in a $0.6 billion impairment charge in the three month period ended June 30, 2019.
Together with operating costs, development capital, and scheduling and mine design, other significant assumptions in the determination of recoverable amount included the discount rate, long-term commodity prices and the inclusion of mineral resources (in addition to mineral reserves). Reasonably possible movements in these assumptions could have reduced the calculated recoverable amount and increased the impairment charge. An increase in the post-tax
real discount rate by 1.0% to 9.3%, with all other inputs remaining constant, would reduce the recoverable amount by $1.5 billion. A 5% decrease to the long-term copper and gold prices, with all other inputs remaining constant, would reduce the recoverable amount by $1.3 billion. A 5% increase to the long-term copper and gold prices, with all other inputs remaining constant, would increase the recoverable amount by $1.2 billion.
(
i
i) Recoverable amount assessment at December 31, 2019
Detailed analysis work has continued to progress into the fourth quarter of 2019 and a number of refinements are still under review to determine the final mine design. Decisions on key underground design elements such as the location of the ore handling system and options for panel sequencing will be taken in the first half of 2020. These will take into consideration the consequential impacts on cost, schedule and other key variables such as project ramp-up
profile, peak production and productivity improvements. The definitive estimate review is expected to be completed in the second half of 2020. Whilst key decisions still remain outstanding, a recoverable amount assessment was undertaken at December 31, 2019 to determine whether the refinements in the mine design options that have occurred since the June 30, 2019 impairment test have given rise to further impairment or a reversal of the previous impairment.
The recoverable amount was determined by a FVLCD model using post-tax
cash flows expressed in real terms, estimated based on detailed life-of-mine
plans and discounted using a
post-tax
real discount rate of 8.0%. Long-term forecast copper price of $3.07 per pound and gold price of $1,343 per ounce were estimated using industry analyst consensus forecasts. The cash flows reflected in the FVLCD model incorporated a portion of material classified as mineral resources, which contributed approximately 20% of the total recoverable amount. Other significant assumptions within the assessment of recoverable amount include operating costs, development capital, and scheduling and mine design.
The recoverable amount was calculated taking into account a number of mine design options. The recoverable amount also included high-level risk adjustments to net cash flows to reflect the inherent uncertainty of assumptions for development capital, schedule and mineral resources.

The Company’s assessment of recoverable amount at December 31, 2019 did not result in any additional impairment or impairment reversal being recorded at December 31, 2019. The sensitivity of the calculated recoverable amount to reasonably possible movements in any of the significant assumptions is consistent with the analysis performed in relation to the impairment charge recorded at June 30, 2019.
Subsequent to year-end the novel coronavirus (COVID-19) has had certain impacts on the development work in Oyu Tolgoi – refer to Note 26. The Company’s impairment test was based on FVLCD as at December 31, 2019. Accordingly, as required by IFRS, the Company has not reflected these subsequent conditions in the measurement of the Oyu Tolgoi cash generating unit at December 31, 2019.